UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________

Date of Report (Date of earliest event reported):  February 20, 2008

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)
1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

Registrant’s telephone number, including area code:                                                                                         (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

On February 20, 2008, pursuant to the CommScope, Inc. Annual Incentive Plan (the “AIP”), the Compensation Committee approved the payment of annual cash bonus awards for the year ended December 31, 2007 (collectively, the “AIP Awards”) to the Company’s executive officers.  The AIP Awards approved for the named executive officers are as follows:

Name and Principal Position	AIP Award for 2007 Performance Year
Frank M. Drendel Chairman and Chief Executive Officer	$1,119,009
Brian D. Garrett President and Chief Operating Officer	$582,977
Jearld L. Leonhardt Executive Vice President and Chief Financial Officer	$344,786
Randall W. Crenshaw Executive Vice President and General Manager, Enterprise Solutions	$297,275
Edward A. Hally Executive Vice President and General Manager, Antenna, Cable and Cabinet Group	$289,723

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 22, 2008

COMMSCOPE, INC.

By:	/s/ Frank B. Wyatt, II
Frank B. Wyatt, II
Senior Vice President, General Counsel and Secretary